UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

    AMENDMENT NO. 1 TO

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

XX       Preliminary Information Statement

Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))

Definitive Information Statement

Definitive Additional Materials

Soliciting Material under Rule 14a-12

     AMMEX GOLD MINING CORP.

                 (Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Title of each class of securities to which transaction applies:  Common Stock:  Par Value $0.001

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Aggregate number of securities to which transaction applies:   Not Applicable.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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    AMMEX GOLD MINING CORP.

  346 Waverly Street

                                                             Ontario, Canada   K2P 0W5

     (613)226-7883

                        INFORMATION STATEMENT

Pursuant To Section 14(c) of the Securities Exchange Act of 1934

Approximate Date of Mailing:  ____________ , 2009

NO VOTE OR ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

General Information

To the Stockholders of AmMex Gold Mining Corp.

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the " Exchange Act  "), to the holders (the "  Stockholders  ") of the common stock, par value $.001  per share (the "  Common Stock  "), of AmMex Gold Mining Corp., a Nevada corporation (the "  Company  ") as of October 20, 2008  (the "  Record Date  ") to notify such stockholders of the following:

AmMex Gold Mining Corp. , a Nevada corporation,  (the "Company") has obtained the written consent of the stockholders holding a majority of the outstanding voting rights of the  Company on October 20, 2008   (the "Consent"). The Consent provides that:

1.

  The following individuals are hereby elected to serve on our Board of Directors:

W. Campbell Birge

              Charles W. Reed

Lucie Letellier

All nominees are currently members of the Board.

2. HLB Cinnamon Jang Willoughby & Company PA,  (“HLB”)has been approved as our  independent registered public accounting firm for the year ending June 30, 2009 . HLB served as  our independent registered public accounting firm the year ended December 31, 2007.

3.  The Company has authorized a 10:1 reverse split of the Company’s issued and outstanding shares of common stock.

4.  The Company has agreed to amend its articles of incorporation to change its name to Wind Works Power Corp.

         The accompanying Information Statement is being provided to you for your information to comply with requirements of the Securities and Exchange Act of 1934. The Information Statement also constitutes notice of corporate action without a meeting by less than unanimous consent, but by the holders owning a majority of the outstanding voting securities.  The number of votes cast in favor of the amendment was sufficient for approval. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part.

         No meeting of the Company's stockholders will be held or proxies requested for these matters since they have already been approved by the requisite written consent of the holders of a majority of our  issued and outstanding capital stock   (approximately 51%).  Approximately 37% of the consent we received were from shareholders of the Company,  none of whom owned in excess of 5% of the Company’s issued and outstanding shares of common stock. These shareholders include the Company’s former chief executive officer as well as business associates of our officers ..

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on October 20, 2008 as the Record Date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder.

This Information Statement is being mailed on or about ___________ , 2009 to all Stockholders of record as of the Record Date.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                              By order of the Board of Directors

                                              /s/ W Campbell Birge

                                              ----------------------------------

                                              W. Campbell Birge, CEO

Outstanding Securities and Voting Rights

As of October 20, 2008, we had authorized: (a) 200,000,000 shares of common stock, par value $0.001 per share, of which 56,806,885were issued and outstanding.   Each share of outstanding Common Stock is entitled to one (1) vote on matters submitted for Stockholder approval.

MATTERS RELATED TO OUR EXECUTIVE OFFICERS,

DIRECTORS AND COMPENSATION

Our executive officers and directors are:

Name

Position

Held Since

W. Campbell Birge

CEO/President/Director

2007

Lucie Letellier

CFO/Director

2008

Charles William Reed

Vice President/Director

2007

W. Campbell Birge (age 55 )

Mr. Birge was appointed president and joined the board of directors of the Company in December  2007.  Since 1998,  Mr. Birge has provided and continues to provide consulting services for clients in the area of general management.  In 2002 and 2003 Mr. Birge served on the Advisory Board  and as Vice President of Operations of the Trust for Sustainable Development where he was responsible for the negotiation of the Loreto Bay project with the Mexican government at the federal, state and municipal levels.  The Trust for Sustainable Development has been actively engaged, since its inception in 1994, in the business of planning and creating sustainable buildings and towns.  In 2006 and 2007 Mr. Birge served as President and on the Board of Directors of Industrial Minerals Inc., an exploratory stage mining company engaged in the development of a graphite mine in Ontario, Canada.  Mr. Birge has lived in Mexico for over a decade and was an Associate Professor at United States International University (Mexico City campus) for five years from 1995 to 2000.  He was also elected to serve on the Academic counsel as the Head of the Graduate Business studies.  Mr. Birge earned a Master’s Degree in Management and Organizational Development from United States International University, a Bachelor of Arts degree in Sociology from Simon Fraser University and a Bachelor of Education degree from the University of Calgary.

Charles William Reed (age 65)

Mr. Reed serves as our Vice President, Secretary and Director and has held these positions since 2007.   Mr. Reed also serves as  our manager of exploration in Mexico.    Mr. Reed has significant mining experience in Mexico.  Since 2005,   he has served as an officer and director of Paramount Gold and Silver Corp., an exploratory stage mining company with holdings in Mexico.  Paramount’s principal place of business is in Ottawa, Canada.  From 1998 to 2004 he served as the chief geologist in Mexico for Minera Hecla S. A. de C. V. (“Hecla”), a subsidiary of Hecla Mining (NYSE:HL).  From 1993 until 1998 he served as the regional geologist in Mexico and Central America for Echo Bay Exploration.   While at Hecla, Mr. Reed supervised detailed exploration at the Noche Buena project, Sonora, and the San Sebastian silver and gold mine, Durango. Mr. Reed received his Bachelor of Science Degree, Mineralogy, from the University of Utah in 1969 and is a Registered Professional Geologist in the State of Utah. He also completed an Intensive Spanish Program at Institute De Lengua Espanola, San Jose, Costa Rica in 1969.

Lucie Letellier (age 48)

 In 2008, Lucie Letellier was appointed  our Chief Financial Officer, Treasurer and as a director.  Prior to her appointment, since July 2006, Ms. Letellier served as our controller, in charge of day to day accounting operations with respect to the Company’s mining exploration operations. She has been responsible for the proper maintenance of our joint venture accounting and consolidation accounting with respect to our wholly-owned subsidiaries. Ms. Letellier prepares and delivers quarterly and annual financial statements in accordance with US GAAP for review or audit.  Ms. Letellier  has since  January 2006 worked for Paramount Gold and Silver Corp.  She began her professional career at Paramount as its controller and in August 2007 was appointed Paramount’s chief financial officer.  Paramount is engaged in exploratory mining in Mexico.  From 1990 to 2005, Ms. Letellier was Senior Accountant in the Office of Marc S. Chabot, Chartered Accountant.

With limited operations, no revenues and little working capital,  our officers do not devote al majority  of their time to the operations of the Company.   Mr. Birge devotes approximately 20% of his time to the Company.  Currently, Mr. Birge devotes most of his time to providing management consulting services.

Mr. Reed devotes approximately  5 % of his time to the Company.  Currently, most of his time is devoted to Paramount Gold and Silver Corp. where  he serves as a vice president and director.

Ms. Letellier devotes approximately 10% of her time to the Company.  She also serves as the chief financial officer for Paramount Gold and Silver Corp. where  she serves as Paramount’s Chief Financial officer.

Should the Company  expand its operations,  our officers believe that they will be able to devote sufficient time to the Company’s future operations.

Involvement in Certain Legal Proceedings

None.

Penalties or Sanctions

To the best of our knowledge, none of our directors, officers or stockholders holding a sufficient number of securities to affect materially the control of the Company, has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority or has  been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor making an investment decision.

Personal Bankruptcies

To the best of our knowledge, none of our directors, officers or stockholders holding a sufficient number of securities to affect materially the control of the Company, nor any personal holding company of any such person has, within the last ten years become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that person.

No material event has occurred with  respect to any of our present executive officers or directors or any nominee for director during the past five years which is material to an evaluation of the ability or integrity of such director or officer

Term:

Our current directors serve for a term of one (1) year, or until their successors are elected and qualified.

Family Relationships:

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Compensation of Directors:

We do not currently pay any cash fees to our directors, but we pay directors’ expenses in attending board meetings.  During the fiscal year ended June 30, 2008 no director expenses were reimbursed.

Section16(a) Beneficial Ownership Reporting Compliance:

To the best of our knowledge all officers, directors and principal shareholders have filed all required  reports under Section 16(a) of the Exchange Act

Committees of the Board of Directors:

There is no audit committee,  compensation committee or nominating committee.  Our Board of Directors as a whole,  performs the required functions.

No Independent Directors:

We do not have any independent directors as our directors also serve as officers of the Company.  None of the directors which we have  nominated will be independent as defined by the rules and regulations promulgated by the Securities and Exchange Commission.

COMPENSATION OF OUR OFFICERS AND DIRECTORS

We currently have not formulated a compensation package for our officers and directors.  Any compensation package that we offer will vary depending upon the needs of the Company.   We may offer cash, common stock, and options as incentives to join our Board. We believe that equity based compensation provides more upside potential to our officers and ties their compensation to the success of the Company. On the other hand, we understand that some of our officers/directors require a steady cash flow and will accommodate to the fullest extent possible. Once our compensation committee is established, it will be the responsibility of the compensation committee to establish guidelines for officer and director compensation.

The following tables present information about compensation of the Company’s “Officers and Director” for the r the fiscal years ended June 30, 2008 and 2007 .

Name, Principal and Position	Fiscal year	Salary $	Bonus $	Stock Award ($) (1)	Option Awards ($) (1)(2)	Non equity Incentive Plan Comp ($)	Non qualified Deferred Comp ($)	All other	TOTAL

W. Campbell Birge(1) 2008 $12,000 $75,000 $22,625 $22,625
2007 -0- -0- Lucie Letellier(2) 2008 $68,500 $68,500
2007 -0- -0-
Charles W. Reed (3) 2008 $30,000 $30,000
2007 $13,800 $60,100 $73,900

Christopher Crupi(4) 2008 $21,875 $21,875
2007 $75,000 $75,000

1.

Mr. Birge was also appointed to our Board of Directors to fill the seat vacated by Mr. Crupi.   Mr. Birge was issued 500,000 shares of our restricted common stock.  The common stock vests 1/12 th  per month commencing January 1, 2008.  Mr. Birge is to receive $87,000 in annual compensation.  He has received $12,000 in cash compensation and $ 75,000 was paid by share issuance.  On December 16, 2008  Mr. Birge tendered to the Company for cancellation all previously issued stock options.

2.

Ms. Letellier is to receive $68,835 in annual compensation.   She has been paid $8,835 in cash compensation and the balance was paid by share issuance.   Ms. Letellier was never granted any options.

3.

Mr. Reed is to receive an annual salary of $30,000.  This salary has been paid to Mr. Reed by share issuance.  On December 16, 2008, Mr. Reed tendered to the Company for cancellation all previously issued stock options.

4.

Mr. Crupi received a cash compensation of $ 21,875.  Mr. Crupi tendered his resignation to the Company on December 19, 2007.   As a result of his resignation,  the  stock options expired.  At no time did Mr. Crupi exercise any of the stock options.

It should be noted that both Mr. Birge and Mr. Reed tendered their stock options for cancellation without payment of any consideration by the Company.    With limited operations,   the exercise price of the options significantly out of the money and the fact that any potential financing could be adversely affected if based  on the number of issued and outstanding shares calculated on a fully diluted basis,  both Mr. Birge and Mr. Reed agreed that  the cancellation of the outstanding  stock options was in the best interests of the Company.   Based on the foregoing,  the Company has no  outstanding stock options.

Employment Agreements

There are no written employment agreements with any of our officers.   Mr. Birge will be paid an annual salary of $87,000, Ms. Letellier receives an annual salary of $68,835 and Mr. Reed receives an annual salary of $30,000.   Due to working capital constraints, our officers have agreed to accrue most of their salaries. Our Board of Directors may issue stock or cash compensation for ongoing services.

Warrant Grants

None.

Stock Options Granted/Exercised in Last Year

No stock options have been exercised.

Stockholder Communications to the Board

The Board has provided a process for stockholders to communicate with our directors. Stockholders and other interested parties who wish to communicate with our directors may address their correspondence to the Board or our Chief Executive Officer at our address listed on the top of page one of this proxy statement.

Certain Relationships and Related Transactions

During the year ended June 30, 2008, directors received payments on account of professional fees and reimbursement of expenses in the amount of  $50,308 (2007:  $30,374).

During the year ended June 30, 2008, the company issued 3,164,289 shares for services with a total fair market value of $839,375 to directors and officers of the Company.

At June 30, 2008 an amount of $165,000 due to directors and officers was included in accounts payable (2007: $Nil).

By a lease agreement dated July 6, 2006, with a company having a director in common with a former director of the Company, the Company agreed to lease office premises for three years commencing August 1, 2006.  During the year ended June 30, 2008, the Company incurred rent expense of $8,543 (2007: $10,786).

                                                       SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of   October 20,  2008,  on which date there were 56,806,885 shares outstanding, inclusive of any shares which could be exercised pursuant to any options or warrants owned by our officers or directors and each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the Securities and Exchange Commission and certain other information, each of our “named executive officers” and directors, and all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities, which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

Except as otherwise indicated in the notes to the following table, we believe that all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

Name		No. of Shares of Common Stock	Percent of Class

W. Campbell Birge(1)		2,642,857	4.7%
Charles W. Reed(2) Lucie Letellier(3) (All officers and directors as a group: 3 persons)	Sss	2,632,857 2,530,762 8,306,476	4.6% 4.5% 13.8%

 (1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on October 20,  2008.  As of October 20, 2008 there were56,806, 885  shares of our common stock issued and outstanding.

As of the date of this Information Statement,  none of our officers, directors or former officers have any outstanding options.

ITEM II.

Matters Related to HLB Cinnamon Jang Wiloughby & Company PA

 Our Board of Directors has unanimously adopted a resolution to approve the appointment of HLB Cinnamon Jang Willoughby & Company PA   (“HLB”)  as our  independent registered public accounting firm to audit our books and records for the year ended June 30, 2009.  The holders of shares representing a majority of our common stock have given their written consent to the resolution. Under Nevada corporate law, the consent of the holders of a majority of the shares is effective as shareholders' approval.

The following information is provided with respect to the services that HLB  has provided on our behalf:

 AUDIT FEES. The aggregate fees billed for professional services rendered was $ 21,000   and  $30,000   for the audit of our annual financial statements for the fiscal years ended June 30, 2008 and 2007, respectively, and $ 10,718  and $ 6,880 for the reviews of the financial statements included in our Forms 10-QSB for the fiscal years ended 2008 and 2007 respectively.

 AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and not reported under the caption "Audit Fee."

None.

 TAX FEES. No fees were billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning services.

ALL OTHER FEES. Other than the services described above, there were no other services provided by our principal accountants for the fiscal years ended June 30, 2008 and 2007.

We have no formal audit committee.  However, our entire Board of Directors (the “Board") serves in the capacity of the audit committee. In discharging its oversight responsibility as to the audit process, the Board obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Board discussed with the auditors any relationships that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditors' independence. The Board also discussed with management and the independent auditors the quality and adequacy of its internal controls. The Board reviewed with the independent auditors their management letter on internal controls.

The Board discussed and reviewed with the independent auditors all matters required to be discussed by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees". The Board reviewed the audited consolidated financial statements of the Company as of and for the years ended June 30, 2008 and 2007 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based on the above-mentioned review and discussions with the independent auditors and management, the Board of Directors approved the Company's audited consolidated financial statements.

Matters Related to our 10:1 Reverse Split

 Our Board of Directors has unanimously adopted a resolution to a reverse split of our common stock at the ratio of 10:1  (the "Reverse Split").  The holders of shares representing a majority of our common stock have given their written consent to the resolution. Under Nevada corporate law, the consent of the holders of a majority of the shares is effective as shareholders' approval.

The  proposed Reverse Stock Split  will  reduce the number of outstanding shares of Common Stock to approximately 10% of the number of shares currently outstanding.  Accordingly the Reverse Stock Split will decrease the number of outstanding shares of Common Stock from 56,806,885 to approximately 5,680,689 shares.  We will continue to have 200 million  shares of authorized common stock.  We have not reserved any shares for future issuance and as a result, we will have the ability to issue all unissued but authorized shares of common stock.  The Reverse Split will not affect the number of shares of common stock that we are authorized to issue or the par value of the shares.  Rather,  the Reverse Split will result in an increase in the number of authorized but unissued shares of our common stock.

The Reverse Stock Split  will not affect the proportionate equity interest in the Company of any holder of the Common Stock, subject to the provisions for the elimination of fractional shares as described below.  The Reverse Stock Split will not result in any dilution to our current shareholders.  However,  the Reverse Stock Split will result in an increase in the number of authorized but unissued shares of common stock.  As a result,  in the event that we identify an acquisition candidate or secure additional financing,  there is a risk that you will experience greater dilution had the Reverse Stock Split not been approved.

Anti-Takeover effects of the Increase in authorized but unissued shares:

The Reverse Stock Split Proposal is not intended as an anti-takeover device and it is not expected to function unintentionally as one.  The Company is not aware of any present efforts by any person to obtain control of the Company.

Reasons for Approving the Reverse Stock Split

We will require additional financing to fund our plan for continued growth. The Board of Directors has reviewed various alternatives for additional financing and has come to the conclusion that an increase in the market price of the common stock may enhance the marketability of the common stock and so improve our prospects for obtaining additional financing.  It is hoped that the Reverse Split will increase the per share market price of the common stock.

 Recently, the market price for our common stock has been only pennies per share. Many brokerage firms are reluctant to recommend lower priced stocks to their clients. The policies and practices of some brokerage houses tend to discourage individual brokers within those firms from dealing in lower priced stocks. Additionally, the brokerage commission on the purchase or sale of stock with a relatively low per share price generally tends to represent a higher percentage of the sales price than the brokerage commission charged on a stock with a higher per share price. The Board of Directors believes that these issues are best addressed by an increase in the inherent value per share of common stock that will occur as a result of the Reverse Split.

We do not  currently have any specific capital-raising plans or any.  We may seek to issue debt or equity securities,  common stock warrants,  convertibles notes or any combination of the foregoing.  Any such offering may take the form of a private placement, public offering, rights offering, other offering or any combination of the foregoing at fixed or variable market prices or discounts to prevailing market prices.  We cannot assure you that we will be able to raise sufficient capital on favorable, or any, terms.

We do not have any current plans, proposals or arrangements,  written or otherwise, to issue additional equity securities with respect to any financing, business acquisition,  joint venture or other business opportunity.

The Board believes that, absent the Reverse Split, the Company  is not likely to obtain any additional financing. Accordingly, the Board believes that the proposed Reverse Split is essential to our prospects for raising additional financing through the sale of its common stock or derivative securities.

 General Effect of the Reverse Split

     The New Common Stock will not be different from the common stock held by our shareholders prior to the Reverse Split.  The holders of the New Common Stock will have the same relative rights following the Effective Date as they had before the Effective Date.

 As a result of the Reverse Split, every 10 shares of common stock outstanding on the effective date of the Reverse Split will be exchanged for one post-Reverse Split share of our common stock ("New Common Stock").  No fractional shares or scrip will be issued; rather, shareholders who would otherwise be entitled to a fractional share as a result of the Reverse Split will receive a whole share of common stock rounded up to the next highest whole number. No fractional shares will be issued.  Instead, all fractional shares will be rounded up to one whole share. The rounding up of any fractional shares which would result from the Reverse Stock Split will result in an insignificant  increase in the number of issued and outstanding shares of common stock.  However,  there will not be an increase in the number of shareholders as a result of the Reverse Stock Split.

Exchange of Stock Certificates and Elimination of Fractional Share Interests

We will not require our shareholders,  but our shareholders will have the option, to exchange  their certificates representing Common Stock outstanding prior to the Reverse Stock Split Proposal (referred to hereinafter as “Pre-Split Shares”) for new certificates representing Common Stock after the Reverse Stock Split Proposal (referred to hereinafter as “Post-Split Shares”).     Our Transfer Agent will accept for transfer either the Pre-Split or the Post-Split Shares.

Federal Income Tax Consequences

The following discussion is a general summary of certain of the United States federal income tax consequences of the exchange of Pre-Split Shares for Post-Split Shares pursuant to the Reverse Stock Split Proposal.  This summary does not purport to cover all aspects of federal income taxation that may be relevant to a stockholder.  This summary does not discuss any aspect of state, local, foreign or other tax laws.  In addition, certain stockholders (including without limitation banks, insurance companies, tax-exempt organizations, financial institutions, broker dealers, foreign persons and partnerships) may be subject to special rules not discussed below.

This discussion is only a summary of material United States federal income tax consequences of the reverse stock split.  Investors are urged to consult their own tax advisors with respect to the particular tax consequences to them of the reverse stock split, including the effect of any United States federal tax laws, any state, local or non-United States tax laws, and any applicable tax treaty.

Treatment of the exchange of Pre-Split Shares for Post-Split Shares.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Pre-Split Shares for Post-Split Shares.  The aggregate adjusted tax basis of the Post-Split Shares received in the reverse stock split will be the same as the stockholder’s aggregate adjusted tax basis in the Pre-Split Shares that are exchanged.  The stockholder’s holding period for the post-split shares will include the period during which the stockholder held the Pre-Split Shares.

IV.

Matters Related to Amending our Certificate of Incorporation to Change our name to

Wind Works Power Corp.

Since our inception we have been engaged in several different business fields,  none of which were successful.   Our initial focus was to develop high speed wireless internet access to the public via public hot spots.  This business venture was not successful and was terminated in early 2006.  In June 2006, we changed our business focus to concentrate on precious  metal exploration, primarily gold and silver.  In furtherance thereof, we acquired mining rights to several different mining concessions.  None of this proved successful.   Moreover, management has determined that even if we can locate proven reserves of either gold or silver,  the costs to commence mining operations would be prohibitive and it is very unlikely that we will be able to enter into a  joint venture agreement.  Based on the foregoing, we have decided to suspend mining operations and redirect our attention to alternative energy sources.

In furtherance thereof, management has been investigating opportunities in wind power.  Management believes that renewable energy supplies will be in increasing demand over the next ten years.  In order for us to proceed with this business model, management felt that amending our certificate of incorporation to change our name to a company reflecting alternative energy sources is critical.

The Board of Directors and the holders of a majority of our outstanding common stock have approved a change in the Company’s name to Wind Works Power Corp.  (or similar name) to  more accurately reflects the planned operations of the Company.  By changing our name, shareholders and prospective investors will see that our business focus will be wind power and not in any way related to the mining sector.

Stockholders' Rights

Nevada statutes provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs and management time involved in holding an annual meeting and in order to  accomplish the purposes as herein described, the Company's Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the Company's Common Stock.  When an action is authorized by written consent, a shareholders meeting is not required.

No Dissenters' Rights

Neither Nevada statutes, the Company's Articles of Incorporation or By-laws provide for dissenters’ rights of appraisal in connection with the actions proposed in this Information Statement.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Included in this proxy statement, annexes and associated documents are “forward-looking” statements, as well as historical information. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “project,” “plan,” “will,” “shall,” “should,” and similar expressions, including when used in the negative. Although we believe that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors.

Additional Information

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-Q with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

SIGNATURES

 In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMMEX GOLD MINING CORP.

Date:   January 16, 2009

 By: /s/ W. Campbell Birge

___________________________

 W. Campbell Birge,

CEO and Director